Dollarama Group Holdings L.P. and Dollarama Group L.P. Announce

Financial Results for Third Quarter of Fiscal Year 2009

Dollarama Group L.P. Highlights for the Third Quarter

•	Sales Increased 12.6%
•	Comparable Store Sales Rose by 4.2%
•	Adjusted EBITDA Up 3.2%

MONTREAL, (December 15, 2008) – Dollarama Group Holdings L.P. and Dollarama Group L.P. today announced financial results for the third quarter of fiscal year 2009, which ended November 2, 2008. The results of operations of Dollarama Group Holdings L.P. are almost identical to those of Dollarama Group L.P., with the main exception being interest expense, financing costs, and foreign exchange gain or loss associated with Dollarama Group Holdings L.P.’s outstanding balance of senior floating rate deferred interest notes. Note: All dollar amounts in this press release are in Canadian dollars unless otherwise indicated.

Dollarama Group L.P. reported that sales increased $30.5 million, or 12.6%, to $272.4 million for the 13-week third quarter period ended November 2, 2008, up from $241.9 million for the same period in the prior year. Comparable store sales rose 4.2%, as a result of an increase in average transaction size of 4.1% and an increase in store traffic of 0.1%. The remaining portion of the sales growth was driven primarily by 50 new store openings since the end of the third quarter of fiscal year 2008, offset by the closure of 3 stores, and by the full 13-week effect of the stores opened during the third quarter of last year.

Gross margin for the period was 34.2% compared to 33.6% for the same period last year.

Adjusted EBITDA (as defined in the attached tables) was $38.0 million for the 13-week period ended November 2, 2008, up 3.2% versus the prior year.

For the 39-week period ended November 2, 2008, Dollarama Group L.P. reported a sales increase of $82.5 million or 11.9% to $773.5 million from $691.0 million. Comparable store sales rose 2.7%, attributable to a 3.8% increase in average ticket size. This was offset by a 1.1% decline in store traffic.

Gross margin increased to 34.0% for the 39-week period ended November 2, 2008 from 33.7% for the 39-week period ended November 4, 2007.

Adjusted EBITDA (as defined in the attached tables) was $109.9 million for the 39-week period ended November 2, 2008 up 2.4% versus the prior year.

As a result of the company’s continued efforts to improve the management of its working capital, Dollarama ended the quarter with $66.3 million in cash.

“We are very pleased to report solid continued growth in revenue and earnings. Our progress is evident in strong comparable store sales, which resulted from a higher average ticket price as well as the return of traffic into positive territory. Many of the measures we implemented in 2007 and earlier this year, such as those to improve store replenishment, are beginning to pay off,” said Larry Rossy, Chief Executive Officer of Dollarama. “The current macroeconomic environment is and will probably continue to be a challenging one, but we believe these results are quite encouraging and reflect the efforts of everyone in the organization to improve operational performance.”

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ABOUT DOLLARAMA

Dollarama is the leading operator of dollar discount stores in Canada. Currently, the company operates more than 550 stores in 10 provinces, each offering a broad assortment of quality everyday merchandise sold in individual or multiple units primarily at a fixed price of $1.00. All stores are company-operated, and nearly all are located in high traffic areas such as strip malls and shopping centers in various locations, including metropolitan areas, mid-sized cities, and small towns. In 1910, the company was established as a single variety store in Québec.

Safe Harbor for Forward-Looking and Cautionary Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. As such, final results could differ from estimates or expectations due to risks and uncertainties, including among others, changes in customer demand for products, changes in raw material and equipment costs and availability, seasonal changes in customer demand, pricing actions by competitors and general changes in economic conditions; and other risks. For any of these factors, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, as amended.

DOLLARAMA GROUP L.P.

SUMMARY CONSOLIDATED FINANCIAL DATA

(dollars in thousands)	13-Week Period Ended November 2, 2008	13-Week Period Ended November 4, 2007	39-Week Period Ended November 2, 2008	39-Week Period Ended November 4, 2007
Statement of Operations Data:
Sales	$272,379	$241,905	$773,465	$690,985
Cost of sales	179,356	160,700	510,703	458,113

Gross profit	93,023	81,205	262,762	232,872
Expenses:
General administrative and store operating expenses	56,511	46,163	157,267	131,006
Amortization(1)	5,500	4,588	15,838	12,926

Total expenses	62,011	50,751	173,105	143,932

Operating income/(loss)	31,012	30,454	89,657	88,940
Other (income)/expense:
Amortization of financing costs	1,063	1,089	3,146	3,235
Interest expense	10,073	10,876	27,513	32,739
Foreign exchange loss (gain) on derivative financial instruments and long-term debt	(4,359)	1,773	(1,057)	3,615

Earnings before income taxes	24,235	16,716	60,055	49,351
Income taxes	28	67	199	267

Net earnings	$24,207	$16,649	$59,856	$49,084

Statement of Cash Flows Data:
Cash flows provided by (used in):
Operating activities	$37,818	$15,694	$104,495	$21,372
Investing activities	(18,789)	(14,184)	(35,610)	(34,093)
Financing activities	(7,504)	(12,307)	(28,751)	(33,145)

Other Financial Data:
Adjusted EBITDA(2)	$38,046	$36,861	$109,853	$107,278
Capital expenditures	$9,033	$14,321	$25,945	$34,323
Rent expenses(3)	$17,193	$15,542	$50,461	$43,088
Gross margin(4)	34.2%	33.6%	34.0%	33.7%
Number of stores (at end of period)	552	505	552	505
Comparable store sales growth(5)	4.2%	(0.3)%	2.7%	(0.7)%

(dollars in thousands)	As of November 2, 2008	As of November 4, 2007
Balance Sheet Data:
Cash and cash equivalents	$66,334	$1,829
Merchandise inventories	214,185	204,322
Property and equipment	121,428	106,171
Total assets	1,314,988	1,173,198
Long-term debt (incl. short-term portion)	567,565	478,738
Partners’ capital	631,302	467,751

(1)	Amortization represents amortization of tangible and amortizable intangible assets, including amortization of favourable and unfavourable lease rights.
(2)	EBITDA represents net income (loss) before net interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA represents EBITDA as further adjusted to reflect items set forth in the table below, all of which are required in determining our compliance with financial covenants under our senior secured credit facility. We have included EBITDA and Adjusted EBITDA to provide investors with a supplemental measure of our operating performance and information about the calculation of some of the financial covenants that are contained in the senior secured credit facility. We believe EBITDA is an important supplemental measure of operating performance because it eliminates items that have less bearing on our operating performance and thus highlights trends in our core business that may not otherwise be apparent when relying solely on Canadian GAAP financial measures. We also believe that securities analysts, investors and other interested parties frequently use EBITDA in the evaluation of issuers, many of which present EBITDA when reporting their results. Adjusted EBITDA is a material component of the covenants imposed on us by the senior secured credit facility. Under the senior secured credit facility, we are subject to financial covenant ratios that are calculated by reference to Adjusted EBITDA. Non-compliance with the financial covenants contained in our senior secured credit facility could result in a default, an acceleration in the repayment of amounts outstanding under the senior secured credit facility, and a termination of the lending commitments under the senior secured credit facility. Generally, any default under the senior secured credit facility that results in the acceleration in the repayment of amounts outstanding under the senior secured credit facility would result in a default under the indenture governing the 8.875% senior subordinated notes. While an event of default under the senior secured credit facility or the indenture is continuing, we would be precluded from, among other things, paying dividends on our capital stock or borrowing under the revolving credit facility. Our management also uses EBITDA and Adjusted EBITDA in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets and assess our ability to meet our future debt service, capital expenditure and working capital requirements and our ability to pay dividends on our capital stock.

EBITDA and Adjusted EBITDA are not presentations made in accordance with Canadian GAAP. As discussed above, we believe that the presentation of EBITDA and Adjusted EBITDA in this summary consolidated financial data section is appropriate. However, EBITDA and Adjusted EBITDA have important limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under Canadian GAAP. For example, neither EBITDA nor Adjusted EBITDA reflect (a) our cash expenditures, or future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; and (d) tax payments or distributions to our parent to make payments with respect to taxes attributable to us that represent a reduction in cash available to us. Because of these limitations, we primarily rely on our results as reported in accordance with Canadian GAAP and use EBITDA and Adjusted EBITDA only supplementally. In addition, because other companies may calculate EBITDA and Adjusted EBITDA differently than we do, EBITDA may not be, and Adjusted

EBITDA as presented in this summary consolidated financial data section is not, comparable to similarly titled measures reported by other companies.

A reconciliation of net earnings (loss) to EBITDA and to Adjusted EBITDA is included below

(dollars in thousands)	13-Week Period Ended November 2, 2008	13-Week Period Ended November 4, 2007	39-Week Period Ended November 2, 2008	39-Week Period Ended November 4, 2007
Net earnings	$24,207	$16,649	$59,856	$49,084
Income taxes	28	67	199	267
Interest expense	10,073	10,876	27,513	32,739
Amortization of financing costs	1,063	1,089	3,146	3,235
Amortization of fixed tangible and intangible assets	5,500	4,588	15,838	12,926

EBITDA	40,871	33,269	106,552	98,251
Foreign exchange loss (gain) on derivative financial instruments and long-term debt	(4,359)	1,773	(1,057)	3,615
Management fees(a)	829	784	2,419	2,375
Deferred lease inducements(b)	533	824	1,324	1,958
Stock-based compensation expense(c)	172	211	615	1,079

Adjusted EBITDA	$38,046	$36,861	$109,853	$107,278

(a)	Reflects the management fees incurred and paid or payable to the company’s majority owners.
(b)	Represents the elimination of non-cash straight-line rent expense.
(c)	Represents the elimination of non-cash stock-based compensation expense.

(3)	Rent expense represents (i) basic rent expense on a straight-line basis and (ii) contingent rent expense, net of amortization of inducements received from landlords.
(4)	Gross margin represents gross profit as a percentage of sales.
(5)	Comparable store sales is a measure of the percentage increase or decrease of the sales of stores open for at least 13 complete fiscal months and that remain open at the end of the reporting period relative to the same period in the prior year. We include sales from stores expanded or relocated in the calculation of comparable store sales. To provide more meaningful results, the company measures comparable store sales over periods containing an integral number of weeks beginning on a Monday and ending on a Sunday that best approximate the fiscal period to be analyzed.

DOLLARAMA GROUP HOLDINGS L.P.

SUMMARY CONSOLIDATED FINANCIAL DATA

(dollars in thousands)	13-Week Period Ended November 2, 2008	13-Week Period Ended November 4, 2007	39-Week Period Ended November 2, 2008	39-Week Period Ended November 4, 2007

Statement of Operations Data:
Sales	$272,379	$241,905	$773,465	$690,985
Cost of sales	179,356	160,700	510,703	458,113

Gross profit	93,023	81,205	262,762	232,872
Expenses:
General administrative and store operating expenses	56,526	46,162	157,293	131,006
Amortization(1)	5,500	4,588	15,838	12,926

Total expenses	62,026	50,750	173,131	143,932

Operating income/(loss)	30,997	30,455	89,631	88,940
Other (income)/expense:
Amortization of financing costs	1,599	1,286	4,321	5,070
Interest expense	14,480	16,084	41,781	49,959
Foreign exchange loss (gain) on derivative financial instruments and long-term debt	30,230	(20,814)	39,786	(44,438)

Earnings before income taxes	(15,312)	33,899	3,743	78,349
Income taxes	28	71	222	290

Net earnings	$(15,340)	$33,828	$3,521	$78,059

Statement of Cash Flows Data:
Cash flows provided by (used in):
Operating activities	$37,818	$15,691	$104,703	$9,880
Investing activities	(18,789)	(14,184)	(35,610)	(34,093)
Financing activities	(7,503)	(12,315)	(28,956)	(21,661)

Other Financial Data:
Adjusted EBITDA(2)	$38,031	$36,862	$109,827	$107,278
Capital expenditures	$9,033	$14,321	$25,945	$34,323
Rent expenses(3)	$17,193	$15,542	$50,461	$43,088
Gross margin(4)	34.2%	33.6%	34.0%	33.7%
Number of stores (at end of period)	552	505	552	505
Comparable store sales growth(5)	4.2%	(0.3)%	2.7%	(0.7)%

(dollars in thousands)	As of November 2, 2008	As of November 4, 2007
Balance Sheet Data:
Cash and cash equivalents	$66,351	$1,829
Merchandise inventories	214,185	204,322
Property and equipment	121,428	106,171
Total assets	1,315,011	1,173,198
Long-term debt (incl. short-term portion)	796,682	646,463
Partners’ capital	392,981	292,047

(1)	Amortization represents amortization of tangible and amortizable intangible assets, including amortization of favourable and unfavourable lease rights.
(2)	EBITDA represents net income (loss) before net interest expense, income taxes, and depreciation and amortization expense. Adjusted EBITDA represents EBITDA as further adjusted to reflect items set forth in the table below, all of which are required in determining our compliance with financial covenants under our senior secured credit facility. We have included EBITDA and Adjusted EBITDA to provide investors with a supplemental measure of our operating performance and information about the calculation of some of the financial covenants that are contained in the senior secured credit facility. We believe EBITDA is an important supplemental measure of operating performance because it eliminates items that have less bearing on our operating performance and thus highlights trends in our core business that may not otherwise be apparent when relying solely on Canadian GAAP financial measures. We also believe that securities analysts, investors and other interested parties frequently use EBITDA in the evaluation of issuers, many of which present EBITDA when reporting their results. Adjusted EBITDA is a material component of the covenants imposed on us by the senior secured credit facility. Under the senior secured credit facility, we are subject to financial covenant ratios that are calculated by reference to Adjusted EBITDA. Non-compliance with the financial covenants contained in our senior secured credit facility could result in a default, an acceleration in the repayment of amounts outstanding under the senior secured credit facility, and a termination of the lending commitments under the senior secured credit facility. Generally, any default under the senior secured credit facility that results in the acceleration in the repayment of amounts outstanding under the senior secured credit facility would result in a default under the indentures governing the 8.875% senior subordinated notes and the senior floating rate deferred interest notes. While an event of default under the senior secured credit facility or the indentures is continuing, we would be precluded from, among other things, paying dividends on our capital stock or borrowing under the revolving credit facility. Our management also uses EBITDA and Adjusted EBITDA in order to facilitate operating performance comparisons from period to period, prepare annual operating budgets and assess our ability to meet our future debt service, capital expenditure and working capital requirements and our ability to pay dividends on our capital stock.

EBITDA and Adjusted EBITDA are not presentations made in accordance with Canadian GAAP. As discussed above, we believe that the presentation of EBITDA and Adjusted EBITDA in this summary consolidated financial data section is appropriate. However, EBITDA and Adjusted EBITDA have important limitations as analytical tools, and you should not consider them in isolation, or as substitutes for analysis of our results as reported under Canadian GAAP. For example, neither EBITDA nor Adjusted EBITDA reflect (a) our cash expenditures, or future requirements for capital expenditures or contractual commitments; (b) changes in, or cash requirements for, our working capital needs; (c) the significant interest expense, or the cash requirements necessary to service interest or principal payments, on our debt; and (d) tax payments or distributions to our parent to make payments with respect to taxes attributable to us that represent a reduction in cash available to us. Because of these limitations, we primarily rely on our results as reported in accordance with Canadian GAAP and use EBITDA and Adjusted EBITDA only supplementally. In addition, because other companies may calculate EBITDA and Adjusted EBITDA differently than we do, EBITDA may not be, and Adjusted

EBITDA as presented in this summary consolidated financial data section is not, comparable to similarly titled measures reported by other companies.

A reconciliation of net earnings (loss) to EBITDA and to Adjusted EBITDA is included below

(dollars in thousands)	13-Week Period Ended November 2, 2008	13-Week Period Ended November 4, 2007	39-Week Period Ended November 2, 2008	39-Week Period Ended November 4, 2007
Net earnings	$(15,340)	$33,828	$3,521	$78,059
Income taxes	28	71	222	290
Interest expense	14,480	16,084	41,781	49,959
Amortization of financing costs	1,599	1,286	4,321	5,070
Amortization of fixed tangible and intangible assets	5,500	4,588	15,838	12,926

EBITDA	6,267	55,857	65,683	146,034
Foreign exchange loss (gain) on derivative financial instruments and long-term debt	30,230	(20,814)	39,786	(44,438)
Management fees(a)	829	784	2,419	2,375
Deferred lease inducements(b)	533	824	1,324	1,958
Stock-based compensation expense(c)	172	211	615	1,079

Adjusted EBITDA	$38,031	$36,862	$109,827	$107,278

(a)	Reflects the management fees incurred and paid or payable to the company’s majority owners.
(b)	Represents the elimination of non-cash straight-line rent expense.
(c)	Represents the elimination of non-cash stock-based compensation expense.

(3)	Rent expense represents (i) basic rent expense on a straight-line basis and (ii) contingent rent expense, net of amortization of inducements received from landlords.
(4)	Gross margin represents gross profit as a percentage of sales.
(5)	Comparable store sales is a measure of the percentage increase or decrease of the sales of stores open for at least 13 complete fiscal months and that remain open at the end of the reporting period relative to the same period in the prior year. We include sales from stores expanded or relocated in the calculation of comparable store sales. To provide more meaningful results, the company measures comparable store sales over periods containing an integral number of weeks beginning on a Monday and ending on a Sunday that best approximate the fiscal period to be analyzed.